As filed with the Securities and Exchange Commission on September 8, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND
ANNUAL REPORT
For the year ended
June 30, 2017

Dear Shareholder:

Over the past year, we have seen a number of global, economic and political challenges; despite this, domestic equity markets have experienced record highs. At Davidson Funds, we strive to focus not on short-term market cycles, but rather on long-term investments in fundamentally sound companies. Of key importance to the strategy are companies with proven management teams, solid balance sheets, and good growth potential. Our Davidson Multi-Cap Equity Fund (the “Fund”) is actively managed and unconstrained, allowing us to invest not to a style box, but where our portfolio managers view opportunities in the market. Our investment discipline has remained consistent since the Fund’s inception in 2008; we believe remaining true to this discipline has led to favorable long-term performance, across market cycles.

PERFORMANCE OVERVIEW

The Russell 3000® Index (the “Russell 3000”), the benchmark for the Davidson Multi-Cap Equity Fund, finished the fiscal year ended June 30, 2017 up 18.51%. The Class A shares of the Fund returned 10.88% on a fully-loaded basis and 16.69% on a no-load* basis during the fiscal year ended June 30, 2017; the Class I shares generated a total return of 16.95% over the same time period.

Secular strength and stock selection in the Financials sector were the Fund’s primary contributors to performance. In particular, State Street Corp. was additive to performance, as strong asset management fees and improved net interest income led to better than expected quarterly results. Our under allocation to the Real Estate sector also benefited relative performance, as this sector performed poorly within the Russell 3000 benchmark. Finally, Telecommunication Services holding, Level 3 Communications Inc. (LVLT), advanced as the company approaches its impending merger with CenturyLink, Inc., which is expected to close in Q3. The Industrials sector was the main detractor from performance; within this sector, Nielsen Holdings PLC declined, given a challenging market growth outlook and restructuring efforts in the company’s Buy segment. Consumer Discretionary holdings, Buffalo Wild Wings Inc. and Dick’s Sporting Goods, Inc., also detracted from relative performance. Buffalo Wild Wings saw the conclusion of a contentious proxy battle with an activist shareholder, which resulted in the announced resignation of the CEO and several of the activist’s recommendations being added to the board. Going forward, we are looking for more clarity on the new management team, refranchising strategy, and initiatives to improve operations. Dick’s reported positive, first quarter same store sales and market share gains, but its forward guidance was below consensus expectations. The company expects the environment to remain promotional, which will weigh on margins in the short-term, as several competitors liquidate inventory due to bankruptcies.

Oil and energy markets have fallen year-to-date. The significant increase in drilling efficiencies from U.S. onshore companies has lowered the cost of incremental supply, which caps some of the higher upside scenarios we anticipated for oil. However, we still see actions from the Organization of the Petroleum Exporting Countries leading to a more balanced market as global supplies decline, which should lead to higher commodity prices over the next year. We have recently pared back some of our Energy exposure, in part due to the uncertainty about global oil demand. If global demand disappoints, it will be challenging for oil markets to move into balance.

Additionally, the major policy initiatives of the Trump Administration appear to be losing momentum. This has lowered overall market expectations for faster economic growth and higher inflation, resulting in a flatter yield curve. If that continues, the U.S. Federal Reserve Board may be less inclined to increase interest rates further. Consequently, a more challenging environment for banks and other financial institutions could ensue unless these trends begin to reverse. Credit losses remain at historically low levels, though delinquencies are beginning to rise. We do not believe credit is a problem just yet, but have begun to reduce the amount of credit risk in our portfolio.

Fundamentals and outlooks remain relatively solid among most companies; however, the Technology sector has been a very large contributor to this year’s stock market performance. While growth may in fact be more scarce, we are concerned that the market is paying too high of a premium, in terms of valuation, for certain “secular growth” areas of the market. Therefore, we remain focused on ensuring that the companies we own have an appropriate balance of fundamental growth opportunities and reasonable valuation support.

MARKET PERSPECTIVE

By almost every measure, the market remains unconcerned about potential risks. Volatility is low, credit default swap prices are low, and investor sentiment is neither bearish nor bullish. Many market expectations are driven by optimism that a unified legislative and executive branch will be able to drive meaningful reforms in regulation, tax policy, healthcare, and fiscal spending (though we remain cautious that an inability to pass any meaningful legislation could result in an unwinding of the gains seen in equity markets).

Although one interpretation of recent market strength is investor complacency, another could well be a trend toward fewer available options for investors. In other words, perhaps market prices reflect more and more money chasing fewer stocks and bonds. According to Credit Suisse Research, the U.S. now has roughly half as many publicly listed companies trading on its exchanges as it did at the peak in 1996, and fewer than there were in 1976, despite the fact that gross domestic product is more than three times larger!

What’s difficult, if not frustrating, for investors with this market is that there are still plausible scenarios that justify prices and valuations. However, the questions we must ask are not only, are the scenarios possible, but are they probable?

There are several signs that the economy is stable: employment is at high levels, and when consumers have jobs, they tend to spend; credit delinquencies remain low, and credit card companies are confident that borrowers are better credit risks than in recent history; and capital investment growth in Q2 spiked to levels well above the historic average.

The question now is just how sustainable the current environment might be. Until we pick up the pace of growth, it’s like riding a bike very slowly; we may not face a severe crash, but we’re highly susceptible to a spill.

IN CLOSING

We would like to take this opportunity to thank you again for your trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the A shares.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at June 30, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%.and 0.90% per the operating expenses limitation agreement for the Class A and Class I, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 – 6/30/17
Actual	$1,000.00	$1,063.60	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at June 30, 2017 (Unaudited), continued

Class I
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 – 6/30/17
Actual	$1,000.00	$1,064.60	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:			Since Inception
	1 Year	5 Years	8/11/2008	10/30/2013
Class A (with sales load)	10.88%	12.31%	8.25%	—
Class A (without sales load)	16.69%	13.47%	8.87%	—
Class I	16.95%	—	—	9.21%
Russell 3000® Index	18.51%	14.58%	9.60%	10.91%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Equity Fund
SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2017
Shares	COMMON STOCKS - 94.38%	Value

	Aerospace & Defense - 1.95%
18,385	United Technologies Corp.	$2,244,992

	Air Freight & Logistics - 1.60%
8,485	Fedex Corp.	1,844,045

	Banks - 7.32%
18,700	First Republic Bank	1,871,870
42,655	JPMorgan Chase & Co.	3,898,667
48,250	Wells Fargo & Co.	2,673,532
		8,444,069
	Beverages - 2.05%
20,525	PepsiCo, Inc.	2,370,432

	Biotechnology - 6.43%
15,021	Amgen, Inc.	2,587,067
19,175	Celgene Corp. (a)	2,490,257
33,040	Gilead Sciences, Inc.	2,338,571
		7,415,895
	Capital Markets - 3.75%
41,225	Morgan Stanley	1,836,986
27,685	State Street Corp.	2,484,175
		4,321,161
	Chemicals - 3.87%
31,565	E.I. du Pont de Nemours & Co.	2,547,611
14,420	Praxair, Inc.	1,911,371
		4,458,982
	Communications Equipment - 1.97%
72,435	Cisco Systems, Inc.	2,267,215

	Diversified Telecommunication Services - 2.48%
29,044	Level 3 Communications, Inc. (a)	1,722,309
36,680	Zayo Group Holdings, Inc. (a)	1,133,412
		2,855,721
	Electrical Equipment - 2.12%
31,445	Eaton Corp. PLC (b)	2,447,364

	Energy Equipment & Services - 1.21%
25,520	Baker Hughes, Inc.	1,391,095

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2017, continued
Shares	COMMON STOCKS - 94.38% - continued	Value

	Food & Staples Retailing - 3.71%
107,760	Sprouts Farmers Market, Inc. (a)	$2,442,919
24,225	Wal-Mart Stores, Inc.	1,833,348
		4,276,267

	Health Care Equipment & Supplies - 2.01%
11,870	Becton, Dickinson & Co.	2,315,956

	Health Care Providers & Services - 4.03%
28,167	Express Scripts Holding Co. (a)	1,798,181
18,490	Laboratory Corporation of America Holdings (a)	2,850,049
		4,648,230
	Hotels, Restaurants & Leisure - 2.76%
13,270	Buffalo Wild Wings, Inc. (a)	1,681,309
3,599	Chipotle Mexican Grill, Inc. (a)	1,497,544
		3,178,853
	Household Products - 1.76%
39,195	Church & Dwight Co., Inc.	2,033,437

	Industrial Conglomerates - 3.24%
9,900	3M Co.	2,061,081
62,155	General Electric Co.	1,678,807
		3,739,888
	Insurance - 2.22%
39,990	Principal Financial Group, Inc.	2,562,159

	Internet Software & Services - 5.78%
739	Alphabet, Inc. - Class A (a)	687,034
4,243	Alphabet, Inc. - Class C (a)	3,855,741
14,065	Facebook, Inc. (a)	2,123,534
		6,666,309
	Life Sciences Tools & Services - 1.59%
9,985	Waters Corp. (a)	1,835,642

	Machinery - 1.65%
40,985	Flowserve Corp.	1,902,934

	Media - 3.78%
98,905	Interpublic Group of Cos., Inc.	2,433,063
67,805	Twenty-First Century Fox, Inc. - Class A	1,921,594
		4,354,657

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2017, continued
Shares	COMMON STOCKS - 94.38%- continued	Value

	Multiline Retail - 1.26%
30,475	Nordstrom, Inc.	$1,457,619

	Multi-Utilities - 2.73%
27,945	Sempra Energy	3,150,799

	Oil, Gas & Consumable Fuels - 4.70%
28,224	Chevron Corp.	2,944,610
37,110	Devon Energy Corp.	1,186,407
108,890	Marathon Oil Corp.	1,290,346
		5,421,363
	Professional Services - 1.97%
58,780	Nielsen Holdings PLC (b)	2,272,435

	Semiconductors & Semiconductor Equipment - 2.00%
33,750	Silicon Laboratories, Inc. (a)	2,306,813

	Software - 7.33%
67,525	Fortinet, Inc. (a)	2,528,136
21,880	Intuit	2,905,883
43,745	Microsoft Corp.	3,015,343
		8,449,362
	Specialty Retail - 1.33%
38,460	Dick's Sporting Goods, Inc.	1,531,862

	Technology Hardware, Storage & Peripherals - 3.28%
26,271	Apple, Inc.	3,783,549

	Textiles, Apparel & Luxury Goods - 2.50%
93,915	Gildan Activewear, Inc. (b)	2,886,008
	TOTAL COMMON STOCKS (Cost $75,618,328)	108,835,113

	REITS - 3.54%

72,775	CubeSmart	1,749,511
104,320	Starwood Property Trust, Inc.	2,335,725
	TOTAL REITS (Cost $3,742,097)	4,085,236

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2017, continued
Shares	MONEY MARKET FUNDS - 2.17%	Value

2,499,581	Fidelity Institutional Government Portfolio - Class I, 0.81% (c)	$2,499,581
	TOTAL MONEY MARKET FUNDS (Cost $2,499,581)	2,499,581

	Total Investments in Securities (Cost $81,860,006) - 100.09%	115,419,930
	Liabilities in Excess of Other Assets - (0.09)%	(100,227)
	NET ASSETS - 100.00%	$115,319,703

	PLC Public Limited Company
	REIT Real Estate Investment Trust
	(a) Non-income producing security.
	(b) U.S. traded security of a foreign issuer.
	(c) Rate shown is the 7-day annualized yield as of June 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2017

ASSETS
Investments in securities, at value (identified cost $81,860,006)	$115,419,930
Receivables
Dividends and interest	108,544
Fund shares sold	23,642
Prepaid expenses	28,102
Total assets	115,580,218

LIABILITIES
Payables
Fund shares redeemed	87,762
Advisory fees	49,560
12b-1 fees	40,825
Administration fees	24,116
Audit fees	22,501
Transfer agent fees and expenses	13,688
Fund accounting fees	10,782
Shareholder reporting	4,163
Custody fees	2,711
Chief Compliance Officer fee	1,499
Tax Expense	1,407
Trustee fees	905
Legal fees	474
Miscellaneous	122
Total liabilities	260,515

NET ASSETS	$115,319,703

COMPONENTS OF NET ASSETS
Paid-in capital	$78,390,979
Undistributed net investment income	650,338
Accumulated net realized gain on investments	2,718,462
Net unrealized appreciation on investments	33,559,924
Net assets	$115,319,703

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$74,427,851
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,050,941
Net asset value and redemption price per share	$24.40

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2017, continued

Maximum offering price per share (Net asset value per share divided by 95.00%)	$25.68

Class I
Net assets applicable to shares outstanding	$40,891,852
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,675,711
Net asset value, redemption and offering price per share	$24.40

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For the Year Ended June 30, 2017

INVESTMENT INCOME
Dividends (net of withholding taxes of $3,825)	$1,973,387
Interest	8,971
Total investment income	1,982,358

Expenses
Advisory fees (Note 4)	732,660
Distribution fees - Class A (Note 5)	138,517
Distribution fees - Class C (Note 5)	176,155
Administration fees (Note 4)	146,451
Transfer agent fees and expenses (Note 4)	93,323
Fund accounting fees (Note 4)	75,285
Registration fees	45,244
Audit fees	22,501
Custody fees (Note 4)	14,459
Trustee fees	12,512
Legal fees	11,094
Reports to shareholders	9,394
Chief Compliance Officer fee (Note 4)	8,999
Other expenses	7,232
Insurance expense	3,326
Total expenses	1,497,152
Less: advisory fee waiver (Note 4)	(168,027)
Net expenses	1,329,125
Net investment income	653,233

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,743,479
Net change in unrealized appreciation on investments	13,631,419
Net realized and unrealized gain on investments	16,374,898
Net Increase in Net Assets Resulting from Operations	$17,028,131

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2017	Year Ended June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$653,233	$819,874
Net realized gain on investments	2,743,479	7,090,428
Net change in unrealized appreciation/(depreciation) on investments	13,631,419	(9,886,384)
Net increase/(decrease) in net assets resulting from operations	17,028,131	(1,976,082)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(92,814)	(173,310)
Class C	—	(3,022)
Class I	(166,602)	(130,552)
From net realized gain on investments
Class A	(1,884,902)	(1,951,693)
Class C	(894,464)	(884,105)
Class I	(1,365,868)	(1,103,936)
Total distributions to shareholders	(4,404,650)	(4,246,618)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change in outstanding shares (a)	(651,781)	7,826,113

Total increase in net assets	11,971,700	1,603,413

NET ASSETS
Beginning of year	103,348,003	101,744,590
End of year	$115,319,703	$103,348,003

Accumulated net investment income at end of year	$650,338	$259,416

(a) A summary of share transactions can be found on the following page.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class A
	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,143,258	$27,746,835	312,212	$6,790,600
Shares issued on reinvestments of distributions	80,783	1,892,736	94,995	2,047,145
Shares redeemed	(587,604)	(13,755,583)	(319,230)	(6,799,119)
Net increase	636,437	$15,883,988	87,977	$2,038,626

	Class C
	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	40,380	$910,540	132,514	$2,776,573
Shares issued on reinvestments of distributions	38,329	869,679	40,843	858,109
Shares redeemed	(1,169,027)	(27,434,450)	(124,231)	(2,541,256)
Net increase/(decrease)	(1,090,318)	$(25,654,231)	49,126	$1,093,426

	Class I
	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	520,180	$12,086,506	427,647	$9,350,034
Shares issued on reinvestments of distributions	52,307	1,224,504	41,937	902,906
Shares redeemed	(178,269)	(4,192,548)	(277,476)	(5,558,879)
Net increase	394,218	$9,118,462	192,108	$4,694,061

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.73	$22.96	$22.61	$18.99	$15.78

Income from investment operations:
Net investment income	0.14 ^	0.19 ^	0.06 ^	0.22 ^	0.17 ^
Net realized and unrealized gain/(loss) on investments	3.45	(0.54)	1.31	4.43	3.41
Total from investment operations	3.59	(0.35)	1.37	4.65	3.58

Less distributions:
From net investment income	(0.04)	(0.07)	(0.21)	(0.14)	(0.11)
From net realized gain on investments	(0.88)	(0.81)	(0.81)	(0.89)	(0.26)
Total distributions	(0.92)	(0.88)	(1.02)	(1.03)	(0.37)

Net asset value, end of year	$24.40	$21.73	$22.96	$22.61	$18.99

Total return	16.69%	-1.46%	6.34%	25.06%	23.01%

Ratios/supplemental data:
Net assets, end of year (thousands)	$74,428	$52,476	$53,419	$48,498	$48,355
Ratio of expenses to average net assets:
Before fee waiver	1.30%	1.34%	1.36%	1.38%	1.42%
After fee waiver	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waiver	0.45%	0.71%	0.05%	0.80%	0.73%
After fee waiver	0.60%	0.90%	0.26%	1.03%	1.00%
Portfolio turnover rate	27.68%	25.30%	13.91%	11.59%	21.49%

^	Per share numbers have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended June 30,				October 30, 2013* through
	2017	2016	2015		June 30, 2014
Net asset value, beginning of year	$21.74	$22.94	$22.59		$21.21

Income from investment operations:
Net investment income	0.20 ^	0.25 ^	0.12	^	0.23	^
Net realized and unrealized gain/(loss) on investments	3.45	(0.54)	1.30		2.24
Total from investment operations	3.65	(0.29)	1.42		2.47

Less distributions:
From net investment income	(0.11)	(0.10)	(0.26)		(0.20)
From net realized gain on investments	(0.88)	(0.81)	(0.81)		(0.89)
Total distributions	(0.99)	(0.91)	(1.07)		(1.09)

Redemption fees retained	—	—	0.00	# ^	—

Net asset value, end of year	$24.40	$21.74	$22.94		$22.59

Total return	16.95%	-1.22%	6.61%		12.15	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$40,892	$27,865	$24,991		$18,183
Ratio of expenses to average net assets:
Before fee waivers	1.05%	1.09%	1.11%		1.15	%†
After fee waivers	0.90%	0.90%	0.90%		0.90	%†
Ratio of net investment income to average net assets:
Before fee waivers	0.72%	0.96%	0.32%		1.38	%†
After fee waivers	0.87%	1.15%	0.53%		1.63	%†
Portfolio turnover rate	27.68%	25.30%	13.91%		11.59	%‡

*	Commencement of operations.
#	Amount is less than $0.01.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. During the year ended June 30, 2017, the Fund offered Class A, Class C, and Class I shares. The Fund’s Class A shares, Class C shares, and Class I shares commenced operations on August 11, 2008, July 1, 2009, and October 30, 2013, respectively. At end of business on May 15, 2017, Class C shares were closed and existing shares were converted to Class A shares pursuant to an action approved by the Board of Trustees. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized  and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended June 30, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net Investment	Accumulated Net Realized
Income/(Loss)	Gain/(Loss)
$(2,895)	$2,895

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the  reported amounts of assets  and liabilities  at  the  date  of the  financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended June 30, 2017, the Fund retained no redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

H.
Recent Accounting Pronouncements: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules  (together,  “final  rules”)  intended to  modernize  the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities including common stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,408,998	$—	$—	$13,408,998
Consumer Staples	8,680,136	—	—	8,680,136
Energy	6,812,458	—	—	6,812,458
Financials	15,327,390	—	—	15,327,390
Health Care	16,215,723	—	—	16,215,723
Industrials	14,451,658	—	—	14,451,658
Information Technology	23,473,248	—	—	23,473,248
Materials	4,458,982	—	—	4,458,982
Telecommunication Services	2,855,721	—	—	2,855,721
Utilities	3,150,799	—	—	3,150,799
Total Common Stocks	108,835,113	—	—	108,835,113
REITs
Financials	2,335,725	—	—	2,335,725
Real Estate	1,749,511	—	—	1,749,511
Total REITs	4,085,236	—	—	4,085,236
Short-Term Investments	2,499,581	—	—	2,499,581
Total Investments in Securities	$115,419,930	$—	$—	$115,419,930

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2017, the end of the reporting period. The Fund recognized no transfers between levels. There were no Level 3 securities held in the Fund during the year ended June 30, 2017.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2017, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2017, the Fund incurred $732,660 in advisory fees.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class I net annual operating expenses to 1.15% and 0.90%, respectively, of average daily net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2017, the Advisor reduced its fees and absorbed Fund expenses in the amount of $168,027. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2018	$198,344
2019	195,941
2020	168,027
$562,312

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

For the year ended June 30, 2017, the Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

Administration	$146,451
Transfer Agency (a)	84,967
Fund Accounting	75,285
Custody	14,459
Chief Compliance Officer	8,999

(a) Does not include out-of-pocket expenses

At June 30, 2017, the Fund had payables due to USBFS for administration, transfer agency, fund accounting, to U.S. Bank, N.A. for custody fees, and chief compliance officer fees in the following amounts:

Administration	$24,116
Transfer Agency (a)	12,684
Fund Accounting	10,782
Custody	2,711
Chief Compliance Officer	1,499

(a) Does not include out-of-pocket expenses

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $134,191 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2017, the Distributor paid front-end sales charges of $130,342 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on the Fund’s former Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2017, the Distributor paid DAD $8,835 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of the Administrator. A Trustee of the Trust is affiliated with the Administrator and U.S. Bank N.A. This same Trustee is an interested person of the distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales  material,  advertising and public  relations  expenses, payments to financial intermediaries and compensation of personnel  involved in  selling shares  of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2017, the Class A shares and former Class C shares paid the Distributor $138,517 and $176,155, respectively. Class C shares closed and converted to Class A shares on May 15, 2017 pursuant to an action approved by the Board of Trustees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $30,360,805 and $33,894,426, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 was as follows:
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Ordinary income	$262,311	$829,464
Long-term capital gains	4,142,339	3,417,154

Ordinary income distributions may include dividends paid from short-term capital gains.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

As of June 30, 2017  the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$81,882,506
Gross tax unrealized appreciation	36,871,731
Gross tax unrealized depreciation	(3,334,307)
Net tax unrealized appreciation (a)	33,537,424
Undistributed ordinary income	1,851,413
Undistributed long-term capital gain	1,543,302
Total distributable earnings	3,394,715
Other accumulated gain/(loss)	(3,415)
Total accumulated earnings/(losses)	$36,928,724

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

●
Equity Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

●
ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

●
Foreign and Emerging Market Securities Risk. Foreign securities are subject to special risks. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally  smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●
Market and Issuer Risk. Securities held by the Fund may fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund. The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

●
Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2017, continued

NOTE 9 - REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies. As of the applicable record date, the Trust had 315,776,916 shares outstanding. The results of the voting for each proposal were as follows:

Proposal No. 1.           Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.           Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Davidson Multi-Cap Equity Fund

We have audited the accompanying statement of assets and liabilities of the Davidson Multi-Cap Equity Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davidson Multi-Cap Equity Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2017

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at June 30, 2017 (Unaudited)

For the year ended June 30, 2017, the Fund designated $262,311 as ordinary income and $4,142,339 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2017 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).

David G. Mertens (age 56) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Retired; formerly, Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 – 2017).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

George J. Rebhan (age 82) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)

Independent Trustees(1)- continued

Raymond B. Woolson (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	3
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 15 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Joe D. Redwine(4) (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term; since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present); Manager, U.S. Bancorp Fund Services, LLC (1998 to present).	3
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Director, U.S. Bancorp Fund Services, Ltd. and U.S. Bancorp Fund Services, Limited, 2013 to present; Director, Quintillion Limited, 2013 to present.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term; since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present); Manager, U.S. Bancorp Fund Services, LLC (1998 to present).

Douglas G. Hess (age 50) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 45) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Michael L. Ceccato (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice President, U.S. Bank N.A. (February 2008 to present).

Jeanine M. Bajczyk, Esq. (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since September 2015.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

Emily R. Enslow, Esq. (age 30) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Secretary	Indefinite term; since September 2015.
Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013); Legal Internship, Artisan Partners Limited Partnership (February 2012 – September 2012); J.D. Graduate, Marquette University Law School (2009-2012).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of June 30, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

(5)	The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-(877)-332-0529.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND ANNUAL REPORT For the year ended June 30, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$17,900	$19,100
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  9/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   9/8/2017

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date   9/6/2017

* Print the name and title of each signing officer under his or her signature.